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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  July 24, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

BKF Management Co., Inc. (the "Company"), a subsidiary of BKF Capital Group, Inc. ("BKF"), and Philip Friedman entered into Separation Agreement and General Release (the "Agreement") on July 24, 2006.

Under the terms of the Agreement, Mr. Friedman will resign as an employee of the Company and any of its subsidiaries and affiliates as of July 24, 2006 (the "Resignation Date"). The Company will timely file a Form U-5 with the NASD and stating that the reason for Mr. Friedman's departure was "Voluntary." Until the Resignation Date, the Company will continue to pay Mr. Friedman's salary and benefits. The Company will also pay Mr. Friedman one-quarter of his current annual base salary in the amount of $200,000 and the pro-rata portion of his 2006 bonus amount for the period April 1 through September 30, 2006 in the amount of $1,086,660 subject to the federal tax withholding. In addition, the Company will provide Mr. Friedman necessary documents for him to utilize the performance history of funds with respect to portfolios for which he acted as a portfolio manager.

The Company and Mr. Friedman mutually release each other's liabilities pursuant to the terms of the Agreement and the Company will indemnify Mr. Friedman for losses in connection with his role as an employee of the Company subject to the terms described in the Agreement. Mr. Friedman's unvested restricted stock of BKF Capital Group, Inc. will be forfeited as of the date of his termination. Mr. Friedman will return the company property to the Company. The Company and Mr. Friedman also agree not to publish or communicate disparaging remarks about each other.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.


ITEM 8.01.   OTHER EVENTS.

On July 24, 2006, BKF issued a press release announcing Mr. Friedman's resignation and that BKF will exit the long-only equity business during the third calendar quarter of 2006. The liquidation of long-only equity portfolios will reduce the assets under management by BKF to zero. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT NO.       DESCRIPTION
             -----------       -----------

                10.1 Separation Agreement and General Release, dated as of July 24, 2006, by and between the Company and Philip Friedman.

                99.1           Press release, dated July 24, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 24, 2006

                             BKF CAPITAL GROUP, INC.



                             By: /s/ J. Clarke Gray
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                                 Name:   J. Clarke Gray
                                 Title:  Chief Financial Officer


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                              INDEX TO EXHIBITS



EXHIBIT      DESCRIPTION
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 10.1        Separation Agreement and General Release, dated as of
             July 24, 2006, by and between the Company and Philip
             Friedman.

 99.1        Press release, dated July 24, 2006.